UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2018 (May 10, 2018)

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Burton Hills Boulevard,

Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 10, 2018, the Company held its 2018 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting there were present in person or represented by proxy 105,606,454 shares of the Company’s common stock, which represented approximately 89.1% of the 118,543,632 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders (i) elected ten directors to the Company’s Board of Directors; (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 and; (iii) approved on an advisory basis the compensation of the Company’s named executive officers. The number of votes “For”, “Against” and “Abstain,” as well as the number of broker non-votes for each proposal were as follows:

Proposal 1: The election of Donna M. Alvarado, Robert J. Dennis, Mark A. Emkes, Damon T. Hininger, Stacia A. Hylton, Harley G. Lappin, Anne L. Mariucci, Thurgood Marshall, Jr., Charles L. Overby and John R. Prann, Jr. to serve as members of the Company’s Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Donna M. Alvarado	87,028,386	1,748,910	149,995	16,679,163
Robert J. Dennis	76,355,349	12,416,560	155,382	16,679,163
Mark A. Emkes	69,331,600	19,441,398	154,293	16,679,163
Damon T. Hininger	87,274,782	1,502,496	150,013	16,679,163
Stacia A. Hylton	69,352,513	19,164,881	409,897	16,679,163
Harley G. Lappin	84,703,099	4,067,585	156,607	16,679,163
Anne L. Mariucci	87,947,806	823,268	156,217	16,679,163
Thurgood Marshall, Jr.	69,534,709	19,271,765	120,817	16,679,163
Charles L. Overby	66,081,409	22,719,981	125,901	16,679,163
John R. Prann, Jr.	87,117,336	1,654,576	155,379	16,679,163

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain	Broker Non-Votes
103,286,261	1,585,860	734,333	—

Proposal 3: An advisory vote to approve the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
83,523,869	4,809,451	593,971	16,679,163

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 11, 2018	CORECIVIC, INC.

	By:	/s/ David Garfinkle
David Garfinkle Executive Vice President and Chief Financial Officer